UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018 (March 8, 2018)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee (“Audit Committee”) of the Board of Directors of CIT Group Inc. (“CIT” or the “Company”) conducted a competitive process to determine CIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process, including PricewaterhouseCoopers LLP (“PwC”), which audited CIT’s financial statements for the fiscal years ended December 31, 2017 and 2016.

(a) Dismissal of independent registered public accounting firm

On March 8, 2018, after reviewing the proposals from the independent registered public accounting firms who participated in the process, the Audit Committee made the decision to change CIT’s independent registered public accounting firm and CIT dismissed PwC as its independent registered public accounting firm. The audit reports of PwC on CIT’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2017 and 2016 and through March 8, 2018, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between CIT and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports, and, (ii) no “reportable events” within the meaning of Item 304(a) (1)(v) of Regulation S-K, except as set forth in the following sentence. As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the Company had two material weaknesses in internal control over financial reporting because it did not maintain effective controls over the design and operating effectiveness of (i) the estimation process for the home equity conversion mortgages interest curtailment reserve and (ii) information technology general controls for information systems relevant to the preparation of the Company’s financial statements. As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, these material weaknesses have been remediated. The Audit Committee discussed the material weaknesses with PwC and the Company has authorized PwC to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter.

CIT has requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated March 14, 2018, is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On March 8, 2018, the Audit Committee made the decision to engage Deloitte & Touche LLP (“Deloitte”) as CIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter.

During the fiscal years ended December 31, 2017 and 2016, and through March 8, 2018, neither CIT nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on CIT’s financial statements, and neither a written report nor oral advice was provided to CIT that Deloitte concluded was an important factor considered by CIT in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that (i) CIT is unsuccessful in implementing its strategy and business plan, (ii) CIT is unable to react to and address key business and regulatory issues, (iii) CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, (iv) CIT becomes subject to liquidity constraints and higher funding costs, or (v) the parties to a transaction do not receive or satisfy regulatory or other approvals or conditions on a timely basis or approvals are subject to conditions that are not anticipated. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ John Fawcett
John Fawcett Executive Vice President & Chief Financial Officer

Dated: March 14, 2018